                                                                EXHIBIT 10.2

Prepared by and when recorded mail to:
                                                                [EXECUTION COPY]
Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California  90071
Attention: Mark A. Spitzer, Esq.
(213) 620-1780



                    MASTER LEASE AGREEMENT AND DEED OF TRUST

                         dated as of September 29, 1997

                                    between
                                 HANCOCK BANK,
                         not in its individual capacity
                       except as expressly stated herein
                       but solely as Trustee, as Lessor,
                                      and
                             BL RESORTS I, LLC and
                              GCG RESORTS I, LLC,
                               as Initial Lessees

ALL RIGHT, TITLE AND INTEREST OF LESSOR UNDER THIS MASTER LEASE AND THE PROPERTY RIGHTS SUBJECT HERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A LIEN AND SECURITY INTEREST IN FAVOR OF BA LEASING & CAPITAL CORPORATION, AS THE ADMINISTRATIVE AGENT (THE "ADMINISTRATIVE AGENT"), UNDER ONE OR MORE SECURITY AGREEMENTS, EXECUTED BY LESSOR FROM TIME TO TIME, FOR THE BENEFIT OF THE ADMINISTRATIVE AGENT AND THE LENDERS REFERRED TO IN SUCH SECURITY AGREEMENT(S). THIS MASTER LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS MASTER LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS MASTER LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL EXECUTED "LESSOR'S COPY", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE ADMINISTRATIVE AGENT ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL EXECUTED LESSOR'S COPY.

This instrument secures a line of credit to be used primarily for business, commercial or agricultural purposes and is entitled to the lien protection provisions in Section 89-1-49 of the Mississippi Code of 1972 as amended.

                             INDEXING INSTRUCTIONS:

   This instrument is to be filed and indexed in the Indefinite Index of the Chancery Clerk's Office in Tunica County, Mississippi and in the
Indefinite Index of the First Judicial District of the Harrison County Chancery Clerk's Office,

Gulfport, Mississippi.

                               TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----



ARTICLE I   DEFINITIONS; LESSEE LIABILITY.........................................................1

ARTICLE II  MASTER LEASE OF CERTAIN PROPERTY; LEASE TERM..........................................1

     2.1.     Acceptance and Lease of  Facility Sites, Facilities and Facility F,F&E..............1
     2.2.     Acceptance Procedure................................................................2
     2.3.     Lease Term; Facility Term...........................................................2
     2.4.     Title...............................................................................3

ARTICLE III RENT; QUIET ENJOYMENT; NET LEASE......................................................3

     3.1.     Periodic Rent.......................................................................3
     3.2.     Supplemental Rent...................................................................3
     3.3.     Place and Manner of Payment.........................................................3
     3.4.     Late Payment........................................................................4
     3.5.     Quiet Enjoyment.....................................................................4
     3.6.     Net Lease; No Setoff, Etc...........................................................4
     3.7.     No Bar..............................................................................6
     3.8.     Intent of the Parties...............................................................6

ARTICLE IV  POSSESSION, ASSIGNMENTS AND SUBLEASING................................................7

     4.1.     Possession, Assignments and Subleases Generally.....................................7
     4.2.     Additional Provisions regarding Subleases...........................................7
     4.3.     Space Subleases of Certain Facilities...............................................8

ARTICLE V   EARLY PURCHASE OPTION; LEASE TERMINATION..............................................9

     5.1.     Early Purchase Option - Partial.....................................................9
     5.2.     Early Purchase Option - Entirety...................................................10
     5.3.     Lease Termination and Transfer.....................................................10

ARTICLE VI  DISCLAIMER AND ASSIGNMENT OF WARRANTIES..............................................10

     6.1.     Disclaimer of Warranties...........................................................10
     6.2.     Assignment of Warranties...........................................................11

ARTICLE VII MAINTENANCE AND REPAIR; ALTERATIONS ADDITIONS
              AND SUBSTITUTIONS..................................................................12

     7.1.     Maintenance and Repair; Compliance With Law........................................12
     7.2.     Alterations........................................................................12
     7.3.     Replacement and Substitution.......................................................13
     7.4.     Removal............................................................................14
     7.5.     Maintenance and Repair Reports.....................................................15

ARTICLE VIII USE; UTILITY CHARGES................................................................15

     8.1.     Use................................................................................15
     8.2.     Utility Charges....................................................................15

ARTICLE IX  CASUALTY; REPLACEMENT; INSURANCE.....................................................16

     9.1.     Casualty...........................................................................16
     9.2.     Non-Casualty Losses ...............................................................19
     9.3.     Required Coverages.................................................................19
     9.4.     Delivery of Insurance Certificates.................................................21

ARTICLE X   LEASE EVENTS OF DEFAULT..............................................................21

     10.1.    Lease Events of Default............................................................21
     10.2.    Remedies ..........................................................................24
     10.3.    Waiver of Certain Rights...........................................................28
     10.4.    Power of Attorney..................................................................28
     10.5.    Remedies Cumulative; No Waiver; Consents...........................................29

ARTICLE XI  LESSOR'S RIGHT TO CURE...............................................................29

     11.1.    Lessor's Right to Cure Lessee's Lease Defaults.....................................29

ARTICLE XII  WARRANT OF TITLE; EASEMENTS; ADDITIONAL FINANCINGS..................................30

     12.1.    Warrant of Title...................................................................30
     12.2.    Grants and Releases of Easements; Lessor's Waivers.................................30
     12.3.    Additional Financings..............................................................31

ARTICLE XIII LESSOR ASSIGNMENTS..................................................................31

ARTICLE XIV  GRANT OF LIEN.......................................................................31

     14.1.    Grant of Lien .....................................................................31

     14.2.    Retention of Title or Proceeds in the Case of Default .............................34

ARTICLE XV MISCELLANEOUS.........................................................................35

     15.1.    Applicable Law.....................................................................35
     15.2.    Notices............................................................................35
     15.3.    Counterparts ......................................................................35
     15.4.    Severability.......................................................................35
     15.5.    Additional Lessees.................................................................36
     15.6.    Successors and Assigns.............................................................36
     15.7.    Parties in Interest................................................................36
     15.8.    Limitation of Liability............................................................36
     15.9.    Captions; Table of Contents........................................................37
     15.10.   Schedules and Exhibits.............................................................37
     15.11.   No Merger..........................................................................37
     15.12.   Joint and Several..................................................................37

EXHIBIT A      -      Form of Lease Supplement
APPENDIX 1     -      Definitions

                                                                   Master Lease


                    MASTER LEASE AGREEMENT AND DEED OF TRUST


         This MASTER LEASE AGREEMENT AND DEED OF TRUST (as amended, supplemented, or otherwise modified from time to time, this " Master Lease"), dated as of September 29, 1997, is between HANCOCK BANK, not in its individual capacity, except as expressly stated herein, but solely as Trustee under the Trust Agreement, as Lessor ("Lessor"), and BL RESORTS I, LLC, a Minnesota limited liability company, GCG RESORTS I, LLC, a Minnesota limited liability company, as Initial Lessees ("Initial Lessees") and each additional Lessee that becomes a party hereto in the manner provided in Section 15.5 (collectively, together with the Initial Lessees, the "Lessees").

         In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:


                                    ARTICLE II

                         DEFINITIONS; LESSEE LIABILITY

         For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement, dated as of September 29, 1997 (the "Participation Agreement"), among Grand Casinos, Inc. a Minnesota corporation, and certain of its subsidiaries, as Guarantors; the Lessees; Lessor; the Lenders, Co-Agents and Lead Manager identified therein; and BA Leasing & Capital Corporation, as Arranger and Administrative Agent. A true copy of such Appendix 1 is attached hereto and incorporated herein. All obligations imposed on each "Lessee" in this Master Lease, and any Lease Supplement to which such Lessee is party, shall be the full recourse liability of such Lessee.


                                    ARTICLE III

                  MASTER LEASE OF CERTAIN PROPERTY; LEASE TERM

         SECTION III.1. Acceptance and Lease of Facility Sites, Facilities and Facility F,F&E.

         (a) For the consideration provided herein and under the Operative Documents, Lessor agrees to lease and rent to the designated Lessee and the designated Lessee agrees to lease from

                                                                    Master Lease



Lessor, that portion of the Leased Property as described in each Lease Supplement now or hereafter executed by the designated Lessee and Lessor (each a "Lease Supplement"), each of which Lease Supplements shall incorporate this Master Lease by reference and be subject to the terms and conditions as set forth in this Master Lease and the other Operative Documents. On or before the Initial Construction Advance Date for any Facility for which the designated Lessee has requested to execute a Lease Supplement, subject to the terms and conditions of this Master Lease and the satisfaction or waiver of the applicable conditions set forth in Article III of the Participation Agreement, Lessor hereby agrees to accept pursuant to the terms of the Participation Agreement delivery of a leasehold interest in the Facility Site pertaining to such Facility, to be delivered by Lessee pursuant to a Ground Lease for such Facility Site, and simultaneously to demise and sublease to the Lessee designated for such Facility by the Lease Supplement entered into in connection therewith, for the corresponding Facility Term, Lessor's interest in such Facility Site, and Lessee hereby agrees, expressly for the direct benefit of Lessor, to sublease from Lessor for the Lease Term Lessor's interest in such Facility Site.

         (b) On each Advance Date with respect to any Facility subject to a Lease Supplement and on each Advance Date with respect to any Facility F,F&E subject to a Lease Supplement, Lessor, subject to the satisfaction or waiver of the applicable conditions set forth in Article III of the Participation Agreement, shall accept under a Certificate of Acceptance such Facility (or portion thereof) or Facility F,F&E, as the case may be, theretofore delivered, and simultaneously lease to the Lessee party to the applicable Lease Supplement, and such Lessee shall lease from Lessor hereunder and under such applicable Lease Supplement, such Facility or Facility F,F&E, as the case may be, for the Facility Term.

         SECTION III.2. Acceptance Procedure. Each Lessee hereby agrees that the execution and delivery by such Lessee of this Master Lease (which, if the Lessee is not an Initial Lessee, may be completed by its execution of a Lease Supplement) and a Certificate of Acceptance (whether or not simultaneously delivered) pursuant to Section 3.4(e) or 3.5(b) of the Participation Agreement, as the case may be (and in each case appropriately completed) shall, without further act, irrevocably constitute acceptance by such Lessee on behalf of itself and Lessor of the Facility Site, Facility and Facility F,F&E identified in such Certificate of Acceptance and the Lease Supplement referred to therein for all purposes of this Master Lease and such Lease Supplement (collectively, the "Facility Lease" for such Facility) and the other Operative Documents.

         SECTION III.3. Lease Term; Facility Term. The term of this Master Lease (the "Lease Term") shall commence on the date of execution of this Master Lease by Lessor and the initial Lessees, and shall expire on the Final Maturity Date (unless earlier terminated pursuant to the terms hereof). The term of each Facility Lease (its "Facility Term") shall commence on the date specified therefor on the corresponding Lease Supplement and Certificate of Acceptance, and

                                                                    Master Lease



shall expire on the Final Maturity Date (unless such Facility Lease, or the Lease Term, is earlier terminated pursuant to the terms hereof).
         SECTION III.4. Title. All Leased Property subject to a Facility Lease is leased to a Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of the parties in possession, the existing state of title (including Permitted Liens other than Lessor Liens) and all applicable Requirements of Law. The Lessees shall in no event have any recourse against Lessor for any defect in or exception to title to any Facility Site other than to the extent resulting from Lessor Liens.


                                    ARTICLE IV

                        RENT; QUIET ENJOYMENT; NET LEASE

         SECTION IV.1. Periodic Rent. During the Lease Term, on each Payment Date, each Lessee shall pay to Lessor Periodic Rent for each Facility which it from time to time leases hereunder in an amount equal to the product of the Allocated Share for the Lease Supplement to which such Facility pertains and the aggregate Periodic Rent then due for all Facilities then subject to this Master Lease.

         SECTION IV.2. Supplemental Rent. During the Lease Term, each Lessee shall pay to Lessor, or to whomever shall be entitled to payment thereof as expressly provided herein or in any other Operative Document (and Lessor hereby directs each Lessee, on behalf of Lessor, so to pay any such other Person), promptly as the same shall become due and payable, Supplemental Rent for each Facility which it from time to time leases hereunder, in an amount equal to the product of the Allocated Share for the Lease Supplement to which such Facility pertains and the aggregate Supplemental Rent then due for all Facilities then subject to this Master Lease; and, in the event of any failure on the part of any Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Periodic Rent. Each Lessee hereby reaffirms its obligation to pay as Supplemental Rent with respect to each Facility that it leases hereunder (i) an amount equal to Additional Costs as the same become due and payable, and (ii) all amounts determined to be due and payable pursuant to
Section 5.1 of the Trust Agreement in accordance with its terms, in each case multiplied by the Allocated Share applicable to the Lease Supplement to which such Facility pertains.

         SECTION IV.3. Place and Manner of Payment. Subject to Section 3.2, Rent and all other sums due to Lessor, the Administrative Agent or any Lender hereunder shall be paid in accordance with Section 2.9 of the Participation Agreement.

                                                                    Master Lease

         SECTION IV.4. Late Payment. If any Lessee shall fail to pay any Periodic Rent when due hereunder, such Lessee shall pay to Lessor, or fail to pay any Supplemental Rent payable to or on behalf of or for the account of Lessor, Trustee, any Lender, the Administrative Agent or any other Indemnitee when due hereunder, such Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate on such overdue amount from and including the due date (not taking into account any grace period) thereof to but excluding the Business Day of payment thereof.

         SECTION IV.5. Quiet Enjoyment. Subject to the provisions of Section 6.1, the rights of Lessor contained in Article X and the other terms of the Operative Documents to which such Lessee is a party, each Lessee shall peaceably and quietly have, hold and enjoy each applicable Facility which it leases hereunder, together with the related Facility Site and Facility F,F&E for the Facility Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor (other than any Lessee) with respect to any matters arising from and after the date such Facility Site, Facility and/or Facility F,F&E become subject to this Master Lease. Such right of quiet enjoyment is independent of, and shall not affect Lessor's rights otherwise to initiate legal action to enforce the obligations of such Lessee or any other Lessee under this Master Lease.

         SECTION IV.6. Net Lease; No Setoff, Etc. THIS MASTER LEASE SHALL CONSTITUTE A NET LEASE AND, NOTWITHSTANDING ANY OTHER PROVISION OF THIS MASTER LEASE, IT IS INTENDED THAT PERIODIC RENT AND SUPPLEMENTAL RENT PAYABLE HEREUNDER SHALL BE PAID WITHOUT COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE OF ANY KIND AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION OF ANY KIND, AND EACH LESSEE'S OBLIGATION TO PAY ITS REQUIRED PORTION OF ALL SUCH AMOUNTS AS PROVIDED HEREIN THROUGHOUT THE LEASE TERM IS ABSOLUTE AND UNCONDITIONAL. The obligations and liabilities of each Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of any Facility Site, Facility or item of Facility F,F&E, or any failure of any portion of any Facility Site, Facility or item of Facility F,F&E to comply with all Applicable Laws, including any inability to use any portion of any Facility Site, Facility or item of Facility F,F&E by reason of such non-compliance; (b) any damage to, abandonment, loss, destruction, requisition, taking or contamination of or Release from any portion of any Facility Site, Facility or item of Facility F,F&E, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of any portion of any Facility Site, Facility or item of Facility F,F&E, including eviction; (d) any defect in title to or rights to any Facility Site or any Lien on such title or rights or on any Facility Site; (e) the attachment of any Lien of any third

                                                                    Master Lease

party to any portion of any Facility Site, Facility or item of Facility F,F&E;
(f) any prohibition or restriction of or interference with such Lessee's use of any or all of any Facility Site, Facility or Facility F,F&E by any Person; (g) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, the Administrative Agent or any Lender; (h) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to such Lessee, any other Lessee, Lessor, the Administrative Agent, any Lender or any other Person, or any action taken with respect to this Master Lease by any trustee or receiver of such Lessee, any other Lessee, Lessor, the Administrative Agent, any Lender or any other Person, or by any court, in any such proceeding; (i) any claim that any Lessee has or might have against any Person, including, without limitation, any other Lessee. Lessor, the Administrative Agent or any Lender; (j) any failure on the part of Lessor to perform or comply with any of the terms of this Master Lease, any other Operative Document or of any other agreement whether or not related to the transactions contemplated by the Operative Documents; (k) any invalidity or unenforceability or disaffirmance against or by such Lessee or any other Lessee of this Master Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (l) the impossibility of performance by such Lessee, Lessor or both; (m) any action by any court, administrative agency or other Governmental Authority; (n) any restriction, prevention or curtailment of or any interference with the construction or any use of any portion of any Facility Site, Facility, or item of Facility F,F&E; or (o) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Articles IV or X of this Master Lease, this Master Lease shall be noncancellable by any Lessee for any reason whatsoever, and each Lessee, to the extent permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Master Lease, or to any diminution, abatement or reduction of Rent payable by such Lessee hereunder. If for any reason whatsoever this Master Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Articles IV or X of this Master Lease, each Lessee shall, unless prohibited by Applicable Laws, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable from such Lessee under the terms of this Master Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Master Lease to have remained in effect. Each payment of Rent made by each Lessee hereunder shall be final and, absent manifest error in the determination of the amount thereof, no Lessee shall seek or have any right to recover all or any part of such payment from Lessor, the Administrative Agent or any party to any agreements related thereto for any reason whatsoever. Each Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of each Facility which it leases hereunder, together with the related Facility Site and each related item of Facility F,F&E, and

                                                                    Master Lease



Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of any Lessee or any subtenant of any Lessee or any property leased hereunder or subleased to any subtenant of any Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its obligations under any Operative Document.

         SECTION IV.7. No Bar. Notwithstanding the foregoing, nothing set forth herein shall bar, limit, preclude, prevent, stay or otherwise adversely affect any Lessee's right or ability to bring and pursue any action for monetary damages against Lessor or any other Person for any breach or alleged breach of its obligations hereunder or under any other Operative Document.

         SECTION 3.8. Intent of the Parties. Lessor and each Lessee further intend and agree that this Master Lease is a conditional sales agreement and that, for the purpose of securing such Lessee's obligations for the repayment of the Loans from Lessor and the Lenders, (i) with respect to that portion of the Leased Property constituting personal property and fixtures (as such terms are defined in the UCC), this Master Lease and the Lease Supplements executed by such Lessee, read together, shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by such Lessee to Lessor, for the benefit of the Lenders, of a Lien and security interest in all of such Lessee's present and future right, title and interest in and to such portion of each applicable Facility Site, Facility and item of Facility F,F&E, including but not limited to such Lessee's fee and/or leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loans, effective on the date hereof, to have and to hold such interests in each applicable Facility Site, Facility and item of Facility F,F&E unto Lessor, for the benefit of the Lenders and their respective successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under this Master Lease and the other Operative Documents shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of such Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable
Law. Lessor and each Lessee shall, to the extent consistent with this Master Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that the security interests and Liens created in each Facility Site, each Facility and each item of Facility F,F&E in accordance with this Master Lease will be perfected Liens and security interests with priority

                                                                    Master Lease



over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Lease Term applicable to such Facility Site, Facility and related Facility F,F&E.


                                    ARTICLE V

                     POSSESSION, ASSIGNMENTS AND SUBLEASING

         SECTION V.1. Possession, Assignments and Subleases Generally. NO LESSEE SHALL, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, SUBLEASE ALL OR ANY PART OF ANY FACILITY SITE, FACILITY OR FACILITY F,F&E OR ASSIGN, TRANSFER OR ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED SUBLEASE, ASSIGNMENT, TRANSFER OR ENCUMBERING BY ANY LESSEE SHALL BE NULL AND VOID, except as provided hereafter in this Article IV or pursuant to a transaction permitted under Section 5.2 of the Participation Agreement. Any Lessee may sublease or assign any Facility Site, Facility and related Facility F,F&E which it leases hereunder, each as an integrated whole, to a wholly-owned Subsidiary of such Lessee or Parent (each, an "Eligible Transferee"), with Lessor's and the Required Lenders' prior written consent, which shall not be unreasonably withheld or delayed, if such sublease or assignment permitted by this Article IV (a "Sublease" or "Assignment", as the context may require) (a) is expressly subject (and, in the case of a Sublease, subordinate) to all of the provisions of this Master Lease and the rights and interests of Lessor and the Lenders hereunder in respect of the Facility Site, Facility and related Facility F,F&E covered by such Sublease or Assignment, as the case may be, (b) is made in compliance with all applicable Gaming Laws and expressly provides that the Eligible Transferee shall at all times maintain in full force and effect all applicable Gaming Permits and Liquor Permits, (c) expressly requires the Facility Site, Facility and related Facility F,F&E subject thereto to be returned as directed by Lessor or the Required Lenders upon notice to such Eligible Transferee that an Event of Default exists, (d) expressly prohibits any further sublease or assignment of the Facility Site, Facility and related Facility F,F&E subject thereto and (e) expressly provides for automatic termination at the written request of Lessor or the Required Lenders at or prior to the earlier of (i) the Final Maturity Date and (ii) the date the Lease Term is earlier terminated in accordance with the provisions of this Master Lease or the other Operative Documents unless such Lessee shall have purchased the related Facility and Facility F,F&E pursuant to Article V. Each Lessee shall remain directly and primarily liable for its obligations under this Master Lease notwithstanding the existence of any sublease or any such assignment. All of any such Lessee's right, title and interest in, to and under such Sublease or Assignment shall be pledged by such Lessee to Lessor, as collateral for such Lessee's obligations under this Master Lease, and each such Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor or any Lender may reasonably request in order to create, perfect,

                                                                    Master Lease



preserve and protect Lessor's security interest in such Sublease or Assignment.

         SECTION V.2. Additional Provisions regarding Subleases. In the case of any Sublease proposed by a Lessee (whether to an Eligible Transferee pursuant to Section 4.1 or in accordance with Section 4.3), not less than thirty days prior to the consummation of such Sublease, such Lessee shall deliver to Lessor each of the following: (i) the identity of the proposed subtenant, establishing that the proposed subtenant and Sublease satisfy the applicable criteria set forth in this Article IV, (ii) a copy of the proposed Sublease, and (iii) a standard and customary non-disturbance and attornment agreement, in form and substance satisfactory to the Required Lenders for execution and delivery by Lessor (and which shall contain standard and customary provisions for the benefit of the subtenant's lenders with respect to the rights of the subtenant under the Sublease) and, if applicable, the Administrative Agent. Each Sublease shall contain the following language:

         "The Tenant hereunder agrees that this Lease is subject and subordinate to the lease under which the Landlord hereunder occupies [insert name of Facility] (the "Overlease", with the landlord under the Overlease and its successors and assigns in interest to [insert name of Facility] or this Lease being hereinafter referred to as the "Overlandlord"), and that in the event of the termination of the Overlease or in the event the Overlandlord terminates the Landlord's right of possession under the Overlease (the date on which either such termination becomes effective being referred to herein as the "Turnover Date"), the Tenant hereunder (unless this Lease is terminated by the Overlandlord or the Overlandlord terminates the Tenant's right of possession under this Lease) shall attorn to the Overlandlord and pay the Overlandlord all of the rents and other monies required to be paid by the Tenant hereunder, and perform all of the terms, covenants, conditions and obligations contained in this Lease [[Insert the following if the Sublease is a "space" sublease:] , and the Overlandlord shall recognize Tenant hereunder, and this Lease shall continue as a direct lease between the Tenant hereunder and Overlandlord upon all of the terms and conditions hereof]; provided however, that (x) in no event shall Overlandlord be liable for any act or omission of any prior landlord (including Landlord); (y) if Overlandlord shall fail to complete (or elect not to complete) any improvements, repair or maintenance required to be completed by Landlord, within a reasonable time after the Turnover Date, Tenant shall retain any right to terminate its tenancy which the Lease provides in respect of such a failure; and (z) any liabilities of Overlandlord hereunder arising after the Turnover Date shall be without recourse to Overlandlord (other than the interest of the Overlandlord in the property demised by this Lease.)"

At the request of any such Lessee, Lessor and the Administrative Agent shall deliver to Lessee,

                                                                    Master Lease



for the benefit of the subtenant, within ten Business Days after such Lessee's request therefor, a non-disturbance and attornment agreement on Lessor's standard form, duly executed and acknowledged by Lessor and the Administrative Agent, and such Lessee shall cause such subtenant to execute and acknowledge such agreement and return fully executed and acknowledged counterparts thereof to Lessor and the Administrative Agent.

         SECTION V.3. Space Subleases of Certain Facilities. Subject to the conditions set forth above: (a) In the case of the Tunica Hotel, Tunica Convention Center and the Gulfport Hotel, the applicable Lessees thereof may sublease space therein, with Lessor's and all of the Lenders' prior written
consent, which shall not be unreasonably withheld       or delayed, provided
that the aggregate amount of such subleased space does not exceed 33% of the aggregate space in any such Facility, and provided that (i) the proposed subtenant shall be engaged in a business complementary to the business of such Lessee, and propose to use the subleased space in a manner in keeping with the standards set forth in this Master Lease, (ii) the character of the business to be conducted or the proposed use of the subleased space by the proposed subtenant shall not violate any provision or restriction herein relating to the use or occupancy of the applicable Facility, (iii) the Sublease contains fair market rental terms reflective of the then current market rates for comparable space of similar size being maintained for such business in the applicable leasing market in which the applicable Facility is located ("Fair Market Rental Terms"), (iv) the Sublease does not provide for disproportionately skewed rental payments throughout the term of the Sublease not reflective of Fair Market Rental Terms and (v) such Lessee is not required to, and there exists no option in favor of the proposed subtenant which could require Lessee to, perform any tenant finish improvement work after the later of (x) the Turnover Date (as defined above) and (y) the Lease Termination Date. (b) In the case of the Tunica Restaurant, the applicable Lessee thereof may sublease the entirety of such Facility Site, as an integrated whole, with Lessor's and all of the Lenders' prior written consent, which shall not be unreasonably withheld or delayed, provided that (i) each of the conditions set forth in clauses (i) through (v) of subsection (a) of this Section 4.3 shall be satisfied with respect thereto, (ii) such Sublease is made in compliance with all applicable Gaming Laws and requires the subtenant to at all times maintain in full force and effect any applicable Gaming Permits and Liquor Permits, and (iii) such Sublease expressly prohibits any further sublease or assignment of the Facility Site, Facility and related Facility F,F&E subject thereto. Each Lessee shall remain directly and primarily liable for its obligations under this Master Lease notwithstanding the existence of any sublease. Each Lessee's right, title and interest in, to and under such Sublease shall be pledged by such Lessee to Lessor, as collateral for such Lessee's obligations under this Master Lease, and each such Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor or any Lender may reasonably request in order to create, perfect, preserve and protect Lessor's security interest in such Sublease.

                                                                    Master Lease




                                 ARTICLE VI

                    EARLY PURCHASE OPTION; LEASE TERMINATION

         SECTION VI.1. Early Purchase Option - Partial. Subject to the conditions contained herein, each Lessee shall have the irrevocable option on any Business Day to purchase any Facility which it then leases hereunder and the related Facility F,F&E subject to this Master Lease, together with Lessor's interest in the related Facility Site, as an integrated whole, at a price equal to the sum of (i) the Lease Supplement Balance relating to such Facility and related Facility F,F&E, and (ii) all other fees and expenses and other amounts (including all Supplemental Rent) then due and payable pursuant to this Master Lease and the other Operative Documents on the date of such purchase. Such Lessee's exercise of its option pursuant to this Section 5.1 shall be subject to the following conditions:

                  (a) Such Lessee shall have delivered a written purchase notice to Lessor and the Administrative Agent not less than thirty (30) days prior to such purchase, specifying the date of such purchase and the Facility subject thereto;

                  (b) No Lease Default or Lease Event of Default shall have occurred and then be continuing; and

                  (c) If, after giving effect to such purchase, any Lease Supplement Balance exceeds the then applicable Property Value of the Leased Property remaining subject to the applicable Facility Lease (as determined by new or "validated" Appraisals of all remaining Leased Property obtained at such Lessee's expense), such Lessee shall prepay the applicable Lease Supplement Balance in an amount equal to such excess (any such prepayment being a "Collateral Shortfall Payment").

         SECTION VI.2. Early Purchase Option - Entirety. Provided that Lessees shall have delivered a written purchase notice to Lessor and the Administrative Agent not less than thirty (30) days prior to their intended purchase, Lessees shall have the irrevocable option on any Business Day to purchase all (but not less than all) of the Facilities then leased by the Lessees hereunder and the Facility F,F&E related thereto, at a price equal to the sum of (i) accrued and unpaid Rent payable on or before such date; (ii) the Lease Balance (after giving effect to any payments pursuant to clause (i)); and
(iii) all other fees and expenses and other amounts (including all Supplemental
Rent) then due and payable pursuant to this Master Lease and the other Operative Documents.

         SECTION VI.3. Lease Termination and Transfer. If a Lessee exercises its option

                                                                    Master Lease



pursuant to Section 5.1 then, upon Lessor's and the Administrative Agent's receipt of all amounts due in connection therewith, Lessor shall release the purchased Facility and related Facility F,F&E to such Lessee on the date of such purchase from the Lien created by this Master Lease and, in connection therewith, transfer all of Lessor's right, title and interest thereto to such Lessee ("AS IS" and without any representations or warranties and with the disclaimer set forth in Section 6.1, except that such Facility and Facility F,F&E is free and clear of Lessor Liens), all at such Lessee's sole cost and expense. Upon payment in full in cash of all amounts then due and owing hereunder on the Lease Termination Date (whether pursuant to Section 5.2 or otherwise), Lessor shall release all of the Leased Property then subject to this Master Lease on the Lease Termination Date from the Lien created by this Master Lease and transfer all of Lessor's right, title and interest thereto to the purchasing Lessee(s) ("AS IS" and without any representations or warranties and with the disclaimers set forth in Section 6.1, except that such Leased Property is free and clear of Lessor Liens), all at such Lessees' joint and several sole cost and expense.


                                 ARTICLE VII

                    DISCLAIMER AND ASSIGNMENT OF WARRANTIES

         SECTION VII.1. Disclaimer of Warranties. EACH LESSEE ACKNOWLEDGES AND AGREES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE FACILITY SITES, THE FACILITIES AND FACILITY F,F&E WHICH ARE THE SUBJECT OF LEASE SUPPLEMENTS, SUCH LESSEE IS SOLELY RESPONSIBLE, UNDER THE TERMS OF EACH CONSTRUCTION AGENCY AGREEMENT WHICH IT ENTERS INTO FOR SUCH FACILITIES, FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF EACH SUCH FACILITY AND FACILITY F,F&E AND ANY ALTERATIONS THERETO. Each Facility Site, the Facilities and Facility F,F&E are let by Lessor "AS IS" in their present or then condition, as the case may be, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in any Facility Site, Facility or Facility F,F&E, (c) any state of facts which a physical inspection might show, (d) all Applicable Laws, and (e) any violations of Applicable Laws which may exist at the commencement of the term of the applicable Lease Supplement. Each Lessee has examined each Facility Site which it has leased or proposes to lease hereunder (insofar as Lessor is concerned) and has found the same to be satisfactory. NEITHER LESSOR, THE ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO ANY FACILITY SITE, FACILITY OR FACILITY F,F&E OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OF THE SAME, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR

                                                                Master Lease


WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY FACILITY SITE, FACILITY OR FACILITY F,F&E OR ANY PART THEREOF, AND NEITHER LESSOR, THE ADMINISTRATIVE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY FACILITY SITE, FACILITY OR FACILITY F,F&E, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS, except that Lessor hereby represents and warrants that each Facility Site, each Facility, and the Facility F,F&E are and shall be free of Lessor Liens (such Lessor representation and warranty being made by (x) Bank with respect to any Lessor Liens attributable to Bank, and (y) Trustee with respect to any Lessor Liens attributable to Trustee). Each Lessee has been afforded full opportunity to inspect each Facility Site which it has leased or proposes to lease hereunder, is satisfied with the results of its inspections and is entering into this Master Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor, the Administrative Agent and the Lenders, on the one hand, and such Lessee, on the other, are to be borne by such Lessee. The provisions of this
Article VI have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, the Administrative Agent or the Lenders, express or implied, with respect to the Facility Sites, Facilities and Facility F,F&E (or any interest therein), that may arise pursuant to any law now or hereafter in effect, or otherwise.

         SECTION VII.2. Assignment of Warranties. Lessor assigns to each Lessee, to the extent assignable, all of its interest, if any, in any warranties, covenants and representations of any manufacturer or vendor of any item of Facility F,F&E relating to a Facility leased by such Lessee; provided that such assignment shall be effective only when no Event of Default exists; and provided, further, that any action taken by such Lessee by reason thereof shall be at the expense of such Lessee and shall be consistent with such Lessee's obligations pursuant to this Master Lease.


                                ARTICLE VIII

                            MAINTENANCE AND REPAIR;
                    ALTERATIONS ADDITIONS AND SUBSTITUTIONS

         SECTION VIII.1. Maintenance and Repair; Compliance With Law. Without limiting any Lessee's obligations under Section 5.11 of the Participation Agreement or Section 3.7 of the Construction Agency Agreement, each Lessee, at its own expense, shall at all times (a) maintain each of the Facilities which it leases hereunder in a first class condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether

                                                                    Master Lease



interior or external, ordinary or extraordinary, structural or non-structural or foreseen or unforeseen, in each case as required by all Requirements of Law, the standards imposed by insurance policies required to be maintained hereunder with respect to any such Facility and on a basis consistent with the repair and maintenance of properties comparable in type and location to such Facility, but in any case each of such Facilities shall be maintained at least in conformity with the maintenance and repair guidelines of such Lessee and its Affiliates for similar property owned or leased by them, and (b) maintain the Facility F,F&E relating to each such leased Facility in good and safe order, operating condition and repair (ordinary wear and tear excepted), substantially in conformance with the maintenance and repair standards and procedures as are set forth in the manufacturer's manuals pertaining to any applicable Facility F,F&E and as otherwise required to enforce claims against each vendor or manufacturer of each item of Facility F,F&E and in compliance in all material respects with Applicable Law and the standards imposed by insurance policies required to be maintained hereunder with respect to all such Facility F,F&E, but in any event such Leased Property shall be maintained at a standard that is no less than the standard used by such Lessee or any of its Affiliates for similar hotels, convention centers, restaurants and equipment owned or leased by them.

         In addition, such Lessee, at its own expense, shall make all necessary or appropriate repairs, replacements, substitutions and modifications in respect of its Leased Property (or any component thereof) which may be required to keep its Leased Property in the condition required by subsection (a) or (b) above.

         SECTION VIII.2.  Alterations.

              (a) If any item of Facility F,F&E relating to a Facility or individual component thereof or, after the Completion Date therefor, any Facility or individual component thereof, leased by a Lessee hereunder, is required to be altered, added to, replaced, improved or modified in order to comply with Applicable Law (a "Required Alteration"), such Lessee shall notify Lessor and diligently proceed to make such Required Alteration at its own expense.

              (b) Each Lessee, at its own expense, may make any alteration, addition, replacement, improvement or modification to any Facility which it leases hereunder or any item of Facility F,F&E related thereto (a "Permitted Alteration"), or remove any part that becomes worn out, broken or obsolete, if such Lessee continues to be in compliance with Section 7.1 and such action, when completed, will be of such character as not to materially adversely affect (i) the current fair market value of such Facility or item of Facility F,F&E, (ii) the originally anticipated use or function thereof, as applicable, and
         (iii) the originally anticipated residual value of such Facility or item of Facility F,F&E. In addition, the Permitted Alteration shall not cause such Facility or item of

                                                                    Master Lease



         Facility F,F&E to become suitable for use only by such Lessee.

              (c) All Alterations shall be completed in a commercially reasonable manner and shall not, when completed, violate the terms of any restriction, easement, condition, covenant or other matter affecting the applicable Resort Property upon which the corresponding Facility is located or the Leased Property.

              (d) Neither Lessor nor the Administrative Agent need inquire into or confirm that Alterations were made in conformity with these requirements.

         SECTION VIII.3.  Replacement and Substitution.

         (a)     Facility F,F&E.   Any Lessee may replace an item of Facility
F,F&E subject to this Master Lease and relating to a Facility which it leases hereunder with a replacement item that meets the suitability standards set forth in Section 9.1(d). Such Lessee may request the replacement of an item of Facility F,F&E by delivery of a replacement notice to Lessor at least 20 days prior to the date of the proposed substitution. Upon a permitted substitution pursuant to this Section 7.3(a), Lessor shall execute and deliver to such Lessee an assignment of purchase orders and a bill of sale (without representations or warranties, except that the substituted item is free and clear of all Lessor Liens) and such other documents as may be required to release the substituted item from the terms of this Master Lease and all other Operative Documents, all at such Lessee's expense. Leased items of Facility F,F&E that have been substituted or replaced by a Lessee pursuant to this
Section 7.3(a) shall become the property of such Lessee, and title thereto shall automatically vest in such Lessee upon such permitted substitution or replacement.

         (b) Facilities. Subject to the terms and conditions set forth below, any Lessee shall have the right to substitute a commercial real estate facility (each, a "Substitution Facility") for a Facility which it leases or proposes to lease (as contemplated pursuant to the Participation Agreement) hereunder and related Facility F,F&E (as an integrated whole) then subject to this Master Lease. Such Lessee's substitution right pursuant to this subsection (b) shall be subject to the following conditions:

              (i) Such Lessee shall have delivered a written notice to Lessor and the Administrative Agent specifying: (A) its desire to substitute a Substitution Facility for the substituted Facility and related Facility F,F&E, (B) a description of the intended Substitution Facility and (C) the proposed closing date for such substitution (the "Substitution Date");

              (ii) Such Lessee shall have delivered to the Administrative Agent and the Lenders not less than thirty (30) days prior to the proposed Substitution Date any and all

                                                                    Master Lease



         further information regarding the intended Substitution Facility as may be reasonably required by the Administrative Agent or any Lender for the purpose of evaluating the intended Substitution Facility and whether it should be deemed acceptable substitution property for the substituted Facility;

              (iii) any such Substitution Facility shall (A) have the same or greater Fair Market Sales Value and economic useful life, and substantially similar utility, as the substituted Facility and (B) relate, complement or otherwise be materially associated with the business of Parent and the Obligor Subsidiaries; and

              (iv) the Administrative Agent and the Required Lenders shall have approved the Substitution Facility as qualifying Leased Property and such Lessee shall have otherwise satisfied such terms and conditions regarding the inclusion of such Substitution Facility as Leased Property as may be reasonably required by the Administrative Agent and the Required Lenders on or before the Substitution Date. Without in any way limiting the foregoing, such additional terms and conditions shall include terms and conditions substantially similar to those set forth in Article III of the Participation Agreement regarding the making of Construction Advances (including the Initial Construction Advance) with respect to a Facility and, for such purpose, the Substitution Facility will be treated as if it were designated as a Facility under the original terms of the Operative Documents.

Upon a permitted substitution of a Facility pursuant to this Section 7.3(b), Lessor shall execute such documents as may be required to release the substituted Facility and Facility F,F&E from the terms of this Master Lease, at such Lessee's expense. Upon such substitution pursuant to this Section 7.3(b), the substituted Facility shall become the property of such Lessee, and title thereto shall automatically vest in Lessee upon such permitted substitution or replacement.

         SECTION VIII.4. Removal. No Required Alteration may be removed or severed from the applicable Facility or item of Facility F,F&E to which it is attached (unless no longer required by Applicable Law so long as clauses (i) and (ii) below are satisfied). A Permitted Alteration to a Facility (or component thereof) may be removed by the Lessee which leases such Facility at its expense if (i) it is readily removable without causing material damage to the applicable Facility or item of Facility F,F&E to which it is attached, (ii) the removal does not violate Applicable Law and (iii) no Default or Event of Default is continuing.

         SECTION VIII.5. Maintenance and Repair Reports. Each Lessee shall keep maintenance and repair reports in sufficient detail, and as customary for owners or operators of hotels or casinos, to indicate the nature and date of major work done with respect to each Facility which it leases hereunder. Such reports shall be kept on file by each such Lessee at its offices

                                                                    Master Lease



during the Lease Term, and shall be made available to Lessor upon reasonable request. Each Lessee shall give notice to Lessor and the Administrative Agent of any Condemnation or Casualty to any Facility which it leases hereunder, the cost to repair which is reasonably expected by such Lessee to exceed $500,000, promptly after such Lessee has knowledge thereof.


                                    ARTICLE IX

                              USE; UTILITY CHARGES

         SECTION IX.1.  Use.  Without limiting any Lessee's obligations under
Section 5.11 of the Participation Agreement or the corresponding Construction Agent's obligations under Sections 3.6 or 3.7(a) of the Construction Agency Agreement relating to a Facility leased by such Lessee, each Lessee shall use and operate the Leased Property leased by it hereunder in compliance with any and all Applicable Laws. Each Lessee shall procure and maintain in effect all licenses, registrations, certificates, permits, approvals and consents required by Applicable Law or any Governmental Authority in connection with the ownership, delivery, installation, use and operation of the Leased Property leased by it hereunder. The Leased Property leased by any Lessee hereunder will at all times be and remain in the possession and control of such Lessee, subject, however, to Articles IV and X. Each Facility shall be located on the Facility Site applicable thereto as designated on the corresponding Lease Supplement, and the Facility F,F&E shall in no event be located outside of (i) the Resort or Resort Property to which it pertains without prior written notice to Lessor, (ii) the State of Mississippi without prior written notice to Lessor and the taking (before such relocation) of all actions necessary to maintain the perfection of the security interest of Lessor and the Administrative Agent therein, and (iii) the continental United States.

         SECTION IX.2. Utility Charges. Each Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Leased Property which it leases hereunder during the Lease Term. Each such Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by such Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by such Lessee, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to such Lessee.


                                    ARTICLE X

                        CASUALTY; REPLACEMENT; INSURANCE

                                                                    Master Lease





         SECTION X.1.  Casualty.

         (a) If at any time before the Completion Date for any Facility, such Facility (each, an "Affected Facility") suffers a Casualty, the Lessees and Lessor agree that the provisions of the Construction Agency Agreement shall apply.

         (b) If an Affected Facility suffers a Casualty on or after the Completion Date therefor, the Lessee thereof shall give prompt written notice of such Casualty (including the date of such occurrence) to Lessor and pursuant to such notice or in a subsequent written notice will either (i) elect to purchase the Affected Facility on the next Payment Date at least 60 days after such Casualty (but in no event later than the Lease Termination Date), for the related Lease Supplement Balance plus an amount equal to the corresponding Supplemental Rent then outstanding with respect to all Facilities then subject to this Master Lease multiplied by the Allocated Share for the Lease Supplement to which the Affected Facility pertains or (ii) subject to the conditions set forth below, elect to promptly repair or replace the portions of the Affected Facility suffering the Casualty. In the event of such a purchase pursuant to clause (i) above, all Casualty Recoveries held by Lessor shall be applied on the next following Payment Date in reduction of such Lessee's obligations to Lessor; and Lessor shall remit to such Lessee any such Casualty Recoveries which it has received and which remain after reducing the Lease Balance to zero. In the event of such an election to repair or replace pursuant to clause (ii) above, such Lessee shall by giving such notice have agreed and committed to promptly and diligently repair and restore the Affected Facility in accordance with the Construction Documents and the Plans and Specifications applicable thereto and in accordance with the terms and conditions hereof (including those set forth in this Article IX) and of the applicable Lease Supplement, and shall cause the Completion Date for the Affected Facility to occur on or before the Construction Termination Date. If the Lessee of such an Affected Facility does not notify Lessor within 45 days of the Casualty that it elects to purchase the Facility, then it will be deemed to have elected to repair or replace pursuant to clause (ii) above. If such Lessee elects to purchase the Affected Facility, it must pay the purchase price thereof to Lessor on the next Payment Date at least 60 days after the Casualty (but in no event later than the Lease Termination Date). The purchase price for such an Affected Facility shall be the amount of the then outstanding applicable Lease Supplement Balance(s) relating thereto, plus an amount equal to the accrued but unpaid interest on the Notes and all other Supplemental Rent then due and payable under all of the Lease Supplements multiplied by the Allocated Share for the Lease Supplement to which the Affected Facility pertains. If such Lessee elects to repair or replace such an Affected Facility, such Lessee shall be entitled to reimbursement for amounts expended in connection therewith from the Casualty Recoveries, which proceeds shall be paid to such Lessee (x) first in accordance with

                                                                    Master Lease



Section 9.1(f) and (y) after the proceeds received pursuant to clause (x) have been used in accordance with this Section 9.1(b), by Lessor, which shall promptly remit Casualty Recoveries held by it to such Lessee upon delivery by such Lessee to Trustee of written request for such reimbursement; provided, however, that (1) if such Lessee elects to purchase the Affected Facility, all Casualty Recoveries received by Lessor shall be immediately applied by Lessor in reduction of the purchase price payable hereunder upon written notice of such election and (2) if not already received by Lessor and an Event of Default has occurred and is continuing, Lessor may retain such proceeds as cash collateral (without releasing such Lessee from its obligation under this Section 9.1(b) to purchase, or to repair or replace, the Affected Facility). Notwithstanding any other provision of this Section 9.1, a Lessee may elect to repair or replace pursuant to clause (ii) above, and Lessor is obligated to release funds therefor, only on the condition that such Lessee deliver to Lessor documentation and other evidence addressing each of the matters described in subsections (a) through (i) of Section 3.6 of the Participation Agreement with respect to the conduct of the proposed repair and/or replacement, in the forms and at the times contemplated by such Section 3.6, including, without limitation, certification that the funds available from Casualty Recovery will be adequate, when taken together with immediately available funds supplied by such Lessee, to complete such construction, and that such construction can occur on or prior to the Construction Termination Date.

         (c) If a Casualty occurs with respect to an item or items of Facility F,F&E subject to this Lease, the Lessee thereof shall (i) give prompt written notice of such occurrence and the date thereof to Lessor and (ii) either (A) replace such item or items of Facility F,F&E with respect to which the Casualty has occurred pursuant to the following provisions of Section 9.1(d) or (B) purchase such item or items of Facility F,F&E from Lessor, no later than the next Payment Date occurring at least 60 days after such Casualty (but in no event later than the Lease Termination Date), at a purchase price equal to the Casualty Item Amount. The Lease Supplement Balance of the Lease Supplement to which the item or items of Facility F,F&E were subject shall be reduced, upon payment by such Lessee, by an amount equal to the Casualty Item Amount.

         (d) If any item of Facility F,F&E is to be replaced, no later than the earlier of (i) 60 days after the occurrence of a Casualty or (ii) the Lease Termination Date, the Lessee thereof will substitute property meeting the suitability standards set forth in this Section 9.1(d) for the item of Facility F,F&E suffering the Casualty. To be suitable as a replacement, such replacement item of property must be of the same general type, year of construction (or a later year of construction), function, utility, state of repair and operating condition as the item of Facility F,F&E suffering the Casualty, must have a fair market value of not less than the fair market value (immediately preceding the Casualty

                                                                    Master Lease



assuming that such item of Facility F,F&E had been maintained in accordance with Article VII) of the item of Facility F,F&E suffering the Casualty, and be free and clear of any Liens other than Permitted Liens. Such Lessee shall cause a Bill of Sale and a Certificate of Acceptance to be executed and delivered to Lessor in order to subject such replacement item of Facility F,F&E to this Master Lease, and upon such execution and delivery and the receipt by Lessor, the Administrative Agent and the Lenders of (i) a certificate of insurance in accordance with Section 9.4 evidencing such Lessee's compliance with the insurance provisions of Section 9.3 with respect to such replacement item of Facility F,F&E, and (ii) an opinion of counsel to Lessor in form and substance reasonably satisfactory to the Administrative Agent and the Lenders to the effect that properly prepared financing statements have been filed and recorded in all public offices where necessary to perfect the security interest of Lessor in the replacement item of Facility F,F&E, that the description of the replacement item of Facility F,F&E is adequate and that no other filing or recording or giving of notice with or to any other Governmental Authority is necessary to perfect Lessor's security interest in such replacement item of Facility F,F&E. Such replacement item of Facility F,F&E shall be deemed an item of Facility F,F&E for all purposes hereof.

         (e) If no Event of Default exists and a Lessee elects to replace any item of Facility F,F&E leased by it hereunder that has suffered a Casualty, such Lessee shall be entitled to receive from Lessor the Casualty Recoveries with respect thereto, to be used to reimburse such Lessee for the cost of replacement of such item of Facility F,F&E after such Lessee fully applies the Casualty Recoveries properly received by it in replacement of such item of Facility F,F&E pursuant to Section 9.1(f). Lessor, subject to the rights of any insurer insuring such item of Facility F,F&E as provided herein, shall execute and deliver to any such Lessee, or to its assignee or nominee, a quitclaim bill of sale (without representations or warranties except that such item of Facility F,F&E is free and clear of Lessor Liens) for such item of Facility F,F&E, and such other documents as may be required to release such item of Facility F,F&E from the terms of this Master Lease, in such form as may reasonably be requested by such Lessee, provided that all fees, costs and expenses relating to a substitution as described herein shall be borne by such Lessee.

         (f) All Casualty Recoveries in excess of $2,000,000 in respect of a Casualty to any Affected Facility or any item of Facility F,F&E shall be paid directly to Lessor for deposit into the Account, or if paid to a Lessee, such excess funds shall be immediately paid by such Lessee to Lessor for deposit into the Account; provided, however, that all such excess funds received by Lessor in respect of a Casualty to any Affected Facility or any item of Facility F,F&E occurring before the Completion Date for such Affected Facility shall be applied by Lessor in accordance with the corresponding Construction Agency Agreement. Subject to the proviso of the preceding sentence, (i) if an Event of

                                                                    Master Lease



Default exists, Lessor may retain all Casualty Recoveries as cash collateral, and (ii) if no Event of Default exists, the corresponding Lessee shall be entitled to apply all Casualty Recoveries in accordance with Section 9.1(b) or
(e), as applicable, and any balance remaining after compliance with Section 9.1(b) or (e), as the case may be, shall be retained by or returned to such Lessee. Any such Lessee shall not be entitled to any Casualty Recoveries in excess of $2,000,000 until it applies all amounts received in relation to such Casualty Recovery equal to such amount in repair or replacement of the affected item of Facility F,F&E or the Affected Facility, as the case may be.

         SECTION X.2.  Non-Casualty Losses.

         (a) If at any time before the Completion Date for any Facility, such Facility or an item of Facility F,F&E relating thereto suffers any condemnation, loss, physical harm or damage not constituting a Casualty (a "Non-Casualty Loss"), the Lessee thereof and Lessor agree that the provisions of the corresponding Construction Agency Agreement shall apply.

         (b) If any Facility or an item of Facility F,F&E relating thereto suffers any Non-Casualty Loss on or after the Completion Date for such Facility, the Lessee thereof shall repair or replace such Facility or Facility F,F&E, as the case may be.

         (c) All Non-Casualty Recoveries in excess of $2,000,000 in respect of any Non-Casualty Loss to a Facility or an item of Facility F,F&E relating thereto (including any component thereof) shall be paid directly to Lessor for deposit into the Account, or if paid to any Lessee, such excess funds shall be immediately paid by such Lessee to Lessor for deposit into the Account; provided, however, that all such excess funds received by Lessor in respect of a Non-Casualty Loss to any Facility or an applicable item of Facility F,F&E occurring before the Completion Date for such Facility shall be applied by Lessor in accordance with the corresponding Construction Agency Agreement. Subject to the proviso of the preceding sentence, (i) if an Event of Default exists, Lessor may retain all Non-Casualty Recoveries as cash collateral and
(ii) if no Event of Default exists, the Lessee thereof shall be entitled to apply all Non-Casualty Recoveries in accordance with Lessee's obligations under
Section 9.2(b), and any balance remaining after compliance with Section 9.2(b) shall be retained by such Lessee (without diminishing such Lessee's other obligations hereunder). No Lessee shall be entitled to any Non-Casualty Recoveries in excess of $2,000,000 until it applies all amounts received in relation to such Casualty Recovery of less than or equal to such amount in repair or replacement of the affected Facility or item of Facility F,F&E, as the case may be.

         SECTION X.3. Required Coverages. Each Lessee will keep all of the Facilities leased

                                                                    Master Lease



by it and all of the Facility F,F&E related thereto insured by financially sound and reputable insurers against loss or damage of the kinds and in the amounts customarily insured against by similar companies engaged in similar operations and carry such other insurance as is usually carried by such companies, provided that in any event each such Lessee will maintain:

              (a) Comprehensive General Liability Insurance. Combined single limit insurance against claims for bodily injury, death or third-party property damage occurring on, in or about each such Facility and its related Facility F,F&E in an amount at least equal to $25,000,000 per occurrence with such deductibles as are carried by similarly situated companies involved in operating similar facilities and equipment.

              (b)  Insurance Against "All Risk" of Loss or Damage.
         Insurance against "all risk" of loss or damage covering each Facility and its related Facility F,F&E or any portion thereof included in the special causes of loss form, including flood and earthquake coverage if available at commercially reasonable rates, in an amount and with such deductibles as are carried by companies similar to Lessee and its Affiliates owning or leasing equipment similar to any of the Facilities and the related Facility F,F&E; provided, however, that at no time shall the amount of such coverage be less than one hundred and ten percent (110%) of the Lease Balance.

              (c) Builder's Risk Insurance. During the construction, procurement and installation (or, if applicable, repair, replacement or reconstruction) of any Facility, all-risk builders' insurance in respect of such Facility.

              (d) Other Insurance. Such other insurance including workers compensation and business interruption insurance, in each case as generally carried by owners of similar facilities and equipment in the State of Mississippi, in such amounts and against such risks as are then customary for equipment and property similar in use.

Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. In the case of liability insurance maintained by any Lessee, each policy shall name Trustee, the Administrative Agent, Lessor and all Lenders, as additional insures. In the case of property insurance maintained by any Lessee, each policy shall name Trustee and the Administrative Agent as mortgagee and as additional loss payee. Each policy referred to in this Section 9.3 (other than workers compensation insurance) shall provide that: (i) it will not be canceled or its limits reduced, or allowed to lapse without renewal, except after not less than 30 days' prior written notice to each additional insured;
(ii) such insurance is primary with respect to any other insurance carried by or available to Trustee, the Administrative Agent, Lessor and all Lenders;
(iii) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against the Administrative

                                                                    Master Lease



Agent or Lessor; and (iv) such policy shall contain a severability of interest clause providing for coverage of Trustee, the Administrative Agent, Lessor and each Lender as if separate policies had been issued to each of them. Each Lessee will notify Trustee and the Administrative Agent promptly of any policy cancellation, reduction in policy limits, modification or amendment.

         SECTION X.4. Delivery of Insurance Certificates. Not less than 30 days prior to the expiration date of the expiring policies which are required to be maintained pursuant to Section 9.3, and upon written request of Lessor after a Lease Event of Default, the Lessees shall deliver to Trustee and the Administrative Agent certificates of insurance satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.


                                    ARTICLE XI

                            LEASE EVENTS OF DEFAULT

         SECTION XI.1. Lease Events of Default. The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute a "Lease Event of Default":

              (a) Any payment of Rent or any other payment payable by any Lessee hereunder or under any other Operative Document shall not be paid when due and such failure shall continue unremedied for a period of 3 Business Days;

              (b) Any representation or warranty on the part of any Lessee or any Guarantor contained in any Operative Document or in any certificate, letter or other writing or instrument furnished or delivered to Lessor, the Administrative Agent or any Lender or pursuant thereto, shall at any time prove to have been incorrect in any material respect when made, deemed made or reaffirmed, as the case may be;

              (c) Parent shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 5.2 or 5.16 of the Participation Agreement or under the Guaranty;

              (d) Parent or any other Guarantor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed

                                                                    Master Lease



         under the Guaranty;

              (e) Any Lessee shall default in any material respect in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 9.3;

              (f) Any Lessee, Parent or any other Guarantor shall default in any material respect in the performance or observance of any other term, covenant, condition or agreement on their part to be performed or observed hereunder or under any other Operative Document (and not constituting an Event of Default under any other clause of this
         Section 10.1), and such default shall continue unremedied for a period of 30 days after: (i) written notice thereof by Lessor, the Administrative Agent or any Lender to any Lessee, Parent or any Guarantor; or (ii) any Lessee or Parent or any other Guarantor has knowledge thereof;

              (g) (i) Any Lessee, or any Guarantor or any Subsidiary that is a sublessee, assignee or transferee of any Leased Property (each a "Designated Affiliate"), shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business; or (ii) corporate action shall be taken by any Lessee or Designated Affiliate, for the purpose of effectuating any of the foregoing;

              (h) Involuntary proceedings or an involuntary petition shall be commenced or filed against any Lessee or Designated Affiliate under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of any Lessee or Designated Affiliate or the appointment of a receiver, trustee, custodian or liquidator for any Lessee or Designated Affiliate or of a substantial part of the property, assets or business of any Lessee or Designated Affiliate, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of any Lessee or Designated Affiliate, and such proceedings or petition shall not be dismissed or stayed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded,

                                                                    Master Lease



         within 60 days after commencement, filing or levy, as the case may be;

              (i) A Plan shall fail to maintain the minimum funding standard required by Section 412(d) of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is or shall have been terminated or the subject of termination proceedings under ERISA, or any Lessee or an ERISA Affiliate has incurred a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events a Material Adverse Effect;

              (j) Any Operative Document or any Lien granted under any Operative Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Lessee, or any Guarantor, as the case may be; or any Lessee, any Guarantor, or any Affiliate of any of them shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or the Liens securing any Lessee's or Trustee's obligations under the Operative Documents shall, in whole or in part, cease to be a perfected first priority Lien, subject only to Permitted Liens;

              (k) Any default (subject to any applicable grace period) occurs under any other agreement for borrowing money or receiving credit, in each case individually or in the aggregate equal to or greater than $10,000,000, under which Parent, any Lessee or any Guarantor may be obligated as borrower or guarantor;

              (l) A final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against Parent, any Lessee or any Guarantor and such judgment or judgments (to the extent not covered by insurance provided by a recognized insurance carrier) remain undischarged for a period (during which execution shall not be effectively stayed) of 30 days, provided that the aggregate of all such judgments exceeds $10,000,000;

              (m) There has occurred any revocation, suspension or loss of any Gaming Permit of any Lessee or any Affiliate of Lessee (after the same shall have been obtained) which results in the cessation of business at either of the Casinos or any other gaming location of any Lessee or any Affiliate of Lessee for a period of more than 5 consecutive days;

              (n) Any Event of Default under and as defined in the Indenture (or under any documentation evidencing a refinancing or replacement of the indebtedness created thereunder) has occurred and is continuing;

              (o) Any Construction Agency Event of Default has occurred and is continuing;

                                                                    Master Lease



              (p)  There shall have occurred a Change of Control;

              (q) Parent has materially breached its obligations under the Standby Equity Commitment Agreement; or

              (r) Any "Event of Default" under and as defined in the Levee Board Lease has occurred and is continuing.

         SECTION XI.2. Remedies. If any Lease Event of Default exists and is continuing, Lessor shall have the rights, options and remedies of a beneficiary of a deed of trust and secured party at law or in equity and, without limiting the foregoing, Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Lease Event of Default:

              (a) Lessor may, by notice to each Lessee, rescind or terminate this Master Lease as of the date specified in such notice;
         however, (i) no reletting, reentry or taking of possession of the Leased Property (or any portion thereof) by Lessor will be construed as an election on Lessor's part to terminate this Master Lease unless a written notice of such intention is given to the Lessees, (ii) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default and (iii) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any of the Leased Property shall be valid unless the same be made in writing and executed by Lessor;

              (b) Lessor may (i) demand that the Lessees, and the Lessees shall upon the written demand of Lessor, return the Facilities then subject to this Master Lease promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Article VII, and Lessor shall not be liable for the reimbursement of any Lessee for any costs and expenses incurred by such Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of such Facilities, and to the extent and in the manner permitted by Applicable Law, enter upon such Facilities and take immediate possession of (to the exclusion of Lessees) such Facilities or any part thereof and expel or remove all Lessees and any other Person who may be occupying such Facilities, by summary proceedings or otherwise, all without liability to any Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, the Lessees shall be responsible for all costs and expenses

                                                                    Master Lease



         incurred by Lessor, the Administrative Agent or the Lenders in connection with any reletting, including reasonable brokers' fees and all costs of any alterations or repairs made by Lessor;

              (c) Lessor may demand that the Lessees marshall and return the Facility F,F&E not then incorporated into and made such a part of any Facility as to become "real property" (as determined in accordance with Applicable Laws) to a location chosen by Lessor in the State of Mississippi and Lessees shall, upon written demand of Lessor, promptly undertake to marshall and return such Facility F,F&E no later than 30 days from the date of the written demand, or in the alternative, Lessor may, upon notice to the Lessees, enter upon the Resort Properties to the extent necessary for the purpose of taking possession and removing such Facility F,F&E from the Resort Properties, and Lessor shall not be liable for any cost and expenses, or direct or consequential damages incurred by any Lessee in connection therewith;

              (d) (i) Lessor may demand, by written notice to the Lessees specifying a Payment Date (the "Final Rent Payment Date") not earlier than ten days after the date of such notice, that each Lessee pay to Lessor, and each Lessee shall pay to Lessor, on the Final Rent Payment Date (in lieu of Periodic Rent due after the Final Rent Payment Date), an amount equal to the sum of (A) the aggregate Lease Supplement Balance for each of its Facility Leases, computed as of the Final Rent Payment Date, plus (B) an amount equal to all accrued and unpaid Rent due and payable to and including the Final Rent Payment Date for all Lease Supplements multipled by the Allocated Share applicable to the Lease Supplements to which such Lessee is a party, and upon payment of such amount, and the amount of all other sums due and payable by Lessees under this Master Lease and the other Operative Documents (and interest at the Overdue Rate on the amounts payable under this clause (A) from the Final Rent Payment Date to the date of actual payment), Lessor shall comply with the transfer provisions of
         Section 5.2; or Lessor may sell all or any part of the Leased Property at public or private sale free and clear of any rights of any Lessee and without any duty to account to any Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if Lessor shall elect to exercise its rights thereunder), in which event the obligation of the Lessee thereof to pay its required share of Periodic Rent hereunder with respect thereto for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) the Lessee of such sold Leased Property shall pay to Lessor, on the date of such sale (in lieu of Periodic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the aggregate Lease Supplement Balance for each of its Facility Leases, computed as of such Payment Date (including all

                                                                    Master Lease



         Rent due and unpaid to and including such Payment Date), over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by Lessor, the Administrative Agent and the Lenders incident to such conveyance, including repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

              (e) Lessor may, at its option, elect not to terminate this Master Lease and continue to collect all Periodic Rent, Supplemental
         Rent, and all other amounts due Lessor (together with all costs of collection) and enforce each Lessee's obligations under this Master Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of any Leased Property by the Lessee thereof or re-entry of same by Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Master Lease and may make the necessary repairs in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the Lease
         Term) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion. If such rentals received from such reletting of any Facility during any period are less than the Rent with respect to the Leased Property to be paid during that period by the Lessee thereof hereunder, such Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the next Payment Date, it being understood that upon payment in full of the Lease Balance and all other amounts due and payable under the Operative Documents, Lessor will transfer possession of the Leased Property to the respective Lessees thereof in accordance with Section 5.3, but subject to any existing leases entered into pursuant to this paragraph (e);

              (f) Unless the Leased Property has been sold in its entirety, Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under subsection
         (b), (c) or (d) of this Section 10.2 with respect to the Leased Property or portions thereof, demand, by written notice to the Lessees thereof specifying a date (a "Termination Date") not earlier than 10 days after the date of such notice, that the Lessees thereof purchase, on such Termination Date, the Leased Property (or the remaining portion thereof) in accordance with the provisions of Section 5.2;

              (g) Without prejudice to or effect upon any other Facility Lease hereunder, or the enforceability of the terms of this Master
         Lease, Lessor may, by notice to the Lessee

                                                                    Master Lease



         thereof, exercise any of the remedies provided in paragraphs
         (a) through (f), (j) and (m) (including without limitation termination, repossession, re-entry, declaration of a Final Rent Payment Date with respect to the Lease Supplement Balance thereof, mitigation, required purchase, receivership or foreclosure) with respect solely to any one or more of the Facility Leases designated by Lessor, if an Event of Default has occurred by reason of an event or omission relating particularly to one or more of the Facilities subject to such designated Facility Leases;

              (h) Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action, either at law or in equity, to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

              (i) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, any Lessee pursuant to the terms of this Master Lease;

              (j) If a Lease Event of Default shall have occurred and be continuing, Lessor, as a matter of right and without notice to any Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Leased Property, or any of it, and each Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of such Leased Property unless such receivership is sooner terminated;

              (k) To the maximum extent permitted by law, each Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Leased Property or any interest therein;

              (l) Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this

                                                                    Master Lease



         instrument nor its enforcement, shall prejudice or in any manner affect Lessor's right to realize upon or enforce any other security now or hereafter held by Lessor, it being agreed that Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by Lessor in such order and manner as Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor. In no event shall Lessor, in the exercise of the remedies provided in this instrument (including in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver on to all or any part of either Resort Property), be deemed a "mortgagee in possession," and Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies; or

              (m)  An action of deed of trust foreclosure as now provided by
         Section 89-1-55 of the Mississippi Code of 1972, as amended or other appropriate proceedings now or hereafter prescribed by law, may forthwith be commenced and prosecuted to judgment, execution and sale with respect to all or any portion of the Leased Property, for the collection of the whole amount of the Lease Balance, together with all fees, costs and expenses of such proceedings, including reasonable attorney's fees and expenses. And all errors in such proceedings, together with any stays of or exemptions from execution, or extensions of time of payment, which may be given by any Applicable Laws now in force, or which may be enacted hereafter, are hereby forever waived and released.

Amounts received by Lessor from the Account will be applied against the liabilities of Lessees hereunder, in any order of application that Lessor may in its sole discretion elect. If, pursuant to the exercise by Lessor of its remedies pursuant to this Section 10.2, the Lease Balance and all other amounts due and owing from the Lessees under this Master Lease and the other Operative Documents have been paid in full, then Lessor shall remit to the Lessees any excess amounts received by Lessor.

         SECTION XI.3. Waiver of Certain Rights. If this Master Lease, or any Facility Lease, shall be terminated pursuant to Section 10.2, each Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or




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                                                                    Master Lease



modify any of Lessor's rights or remedies under this Article X.

         SECTION XI.4. Power of Attorney. Each Lessee unconditionally and irrevocably appoints Lessor as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Laws, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if a Lease Event of Default occurs, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Master Lease on the records of any Governmental Authority) and other proper instruments as Lessor may reasonably consider necessary or appropriate. Each Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof. If requested by Lessor or any purchaser, each Lessee shall ratify and confirm any such lawful sale, assignment, transfer or delivery by executing and delivering to Lessor or such purchaser, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

         SECTION XI.5. Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of any Lessee or be an acquiescence therein. Lessor's consent to any request made by any Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. To the extent permitted by Applicable Laws, each Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use any Facility Site, Facility or Facility F,F&E in mitigation of Lessor's damages upon the occurrence of a Lease Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article X.


                                 ARTICLE XII



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                                                                    Master Lease




                             LESSOR'S RIGHT TO CURE

         SECTION XII.1. Lessor's Right to Cure Lessee's Lease Defaults. Lessor, upon two (2) Business Days prior notice (except that in any circumstance in which there is a risk of imminent harm to any Person or property or any possibility of criminal liability to any Lender, no notice shall be required), without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Default or Lease Event of Default for the account and at the sole cost and expense of the Lessees, including the failure by any Lessee to maintain the insurance required by Article IX, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of any Lessee, enter upon the Leased Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel including allocated time charges of internal counsel) together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by the Lessees to Lessor on demand.


                                    ARTICLE

               WARRANT OF TITLE; EASEMENTS; ADDITIONAL FINANCINGS

         SECTION XIII.1. Warrant of Title. Nothing contained in this Master Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Facility Site or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, THE ADMINISTRATIVE AGENT, BANK NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO ANY LESSEE, OR TO ANYONE HOLDING THE LEASED PROPERTY OR ANY PART THEREOF THROUGH OR UNDER ANY LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR OR ANY LENDER IN AND TO THE LEASED PROPERTY.

         SECTION XIII.2. Grants and Releases of Easements; Lessor's Waivers. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, IX and X, Lessor hereby consents in each instance to the following actions by any Lessee, in the name and stead of Lessor, but at such Lessee's sole cost and expense (and, if necessary to effectuate any such action, Lessor will execute and deliver such consents, releases,




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                                                                    Master Lease



waivers, subordinations and other documents reasonably requested by such Lessee in connection therewith): (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any of the Leased Property leased by such Lessee as herein provided or that do not materially impair the value, utility or remaining useful life of such Leased Property; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of any of the Leased Property; (c) if required by applicable Governmental Authority in connection with the construction, the dedication or transfer of unimproved portions of any of the Leased Property for road, highway or other public purposes; and (d) the execution of amendments to any covenants and restrictions affecting any of the Leased Property; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not impair the value, utility or remaining useful life of such Leased Property, (ii) such grant, release, dedication, transfer, annexation or amendment is reasonably necessary in connection with the use, maintenance, alteration or improvement of such Leased Property, (iii) such grant, release, dedication, transfer, annexation or amendment will not cause such Leased Property or any portion thereof to fail to comply in any respect with the provisions of this Master Lease or any other Operative Documents and all Requirements of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made; (v) such grant, release, dedication, transfer, annexation or amendment will not result in any down-zoning of such Leased Property or any portion thereof or a material reduction in the maximum density or development rights available to the applicable Resort Property under all Requirements of Law; (vi) each Lessee shall remain obligated under this Master Lease and under any instrument executed by any Lessee consenting to the assignment of Lessor's interest in this Master Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer, annexation or amendment had not been effected and (vii) such Lessee shall pay and perform any obligations of Lessor under such grant, release, dedication, transfer, annexation or amendment.

         SECTION XIII.3. Additional Financings. Without limiting the obligations of each Lessee set forth in Article VII, Lessor acknowledges the rights of the Lessees thereof to acquire, finance and secure under the UCC and other Applicable Laws, inventory, furnishings, furniture, equipment, machinery, leasehold, and improvements located at the Facilities and Facility Sites.


                                 ARTICLE XIV

                               LESSOR ASSIGNMENTS




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

                                                                    Master Lease




         All or any of the right, title or interest and obligations of Lessor in and to this Master Lease and the rights, benefits, advantages and obligations of Lessor hereunder, including the rights to receive payment of rental or any other payment hereunder, and the rights, titles and interests in and to the Facility Sites, Facilities and Facility F,F&E, may be assigned or transferred by Lessor only in accordance with the provisions set forth in the Trust Agreement.


                                  ARTICLE XV

                                 GRANT OF LIEN

         SECTION XV.1. Grant of Lien. Title to the Facility Sites, Facilities and Facility F,F&E is (or shall be, as the case may be) held by Lessor as collateral security for the obligations of the Lessees hereunder and under the Operative Documents to which any Lessee is a party until such time as all of the Lessees have fulfilled all of their obligations hereunder and under such Operative Documents. Each Lessee hereby assigns, grants and pledges to Lessor and the Lenders a security interest and Lien in all of its right, title and interest, whether now or hereafter existing or acquired, in, to and under (a) each Facility Site, (b) each Facility, (c) all Facility F,F&E, in each case, to the extent the same become subject to this Master Lease, (d) each of the items, accounts and agreements listed in Section 2.1 of the Security Agreements, and
(e) the proceeds of the foregoing (collectively, the "Lessee Collateral"), to secure the payment of all sums due hereunder and under the Operative Documents to which any Lessee or any Guarantor is a party and the performance of all obligations hereunder and the other Operative Documents to which any Lessee or any Guarantor is a party.

         As additional security for the Rent, the Lease Balance and all other sums owed to Lessor by any Lessee hereunder and under the other Operative Documents to which it is a party, each Lessee does hereby grant, bargain, sell, transfer and convey unto James McIlwain, trustee (together with his successors and assigns, the "Local Trustee"), whose address is One Hancock Plaza, Gulfport, Harrison County, Mississippi, his successors in trust and assigns, for the benefit of the Lessor, the Lenders and the Administrative Agent, all of such Lessee's right, title and interest in and to each Facility Site, each Facility and all Facility F,F&E, in each case, to the extent the same become subject to this Master Lease, including, without limitation, all buildings, structures and other improvements to the extent any of the foregoing constitute interests in real property, and all fixtures and other property now or hereafter attached to or affixed to any such buildings, structures or other improvements to the extent any of the foregoing constitute interests in real property, and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon any Facility Site to the extent any of the foregoing constitute interests in real property, all rents, additional rents, issues, income, revenues,




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

                                                                    Master Lease



distributions, royalties and profits now or in the future payable in respect of any applicable Facility and related Facility F,F&E, together with all of the right, power and authority of such Lessee to alter, modify or change the terms, conditions and provisions of this Master Lease, and any other real property lease pertaining to any applicable Facility Site or any Facility, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of such Lessee under any real property lease pertaining to any applicable Facility Site or any Facility, whether heretofore or hereafter existing, including, without limitation, and all present and future right, title and interest of Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by (a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause
(a) or (b) above in respect of any of the Leased Property, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon such Lessee in respect of any Facility Site, Facility or Facility F,F&E, all proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of insurance and condemnation awards in respect thereof (or any portion thereof), all additional estates, rights and interests hereafter acquired by such Lessee in any Facility Site, Facility or Facility F,F&E, or any portion thereof, to the extent any of the foregoing constitutes an interest in real property, including, without limitation, a fee simple interest in any Facility Site, Facility or Facility F,F&E, or any portion thereof; and each Lessee further grants to Lessor, pursuant to the UCC, a security interest in all of the foregoing to the extent any of the foregoing is personal property together with all proceeds of the conversion, whether voluntary or involuntary, of any of the Facilities or Facility F,F&E into cash or other liquid claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any Casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to any Facility Site, Facility or Facility F,F&E and any defect in title in any Facility Site, Facility or Facility F,F&E or other matter insured under any policy of title insurance, together with attorneys' fees, costs and disbursements incurred by Lessor or any Lender (including allocated time charges of internal counsel) in connection with the collection of such awards, payments and proceeds.

         To have and to hold the same whether now owned or held or hereafter acquired unto Local Trustee, his successor-in-trust forever, in trust, however, to secure to Lessor the payment of the Rent, the Lease Balance and all other sums owing to Lessor under this Master Lease and under the other Operative Documents and the performance and observation of the terms, covenants, warranties, conditions, agreements and obligations under this Master Lease and under the other Operative Documents. If all of the Lessees shall pay all sums due hereunder and under the other Operative Documents when due according to the terms hereof and thereof and shall

                                                                    Master Lease



otherwise fully and properly perform and comply with all of the Obligations, then this conveyance shall be come null and void. If a Lease Event of Default has occurred and is continuing and at the request of Lessor, Local Trustee or his successor is hereby authorized and empowered, upon giving notice of the sale or sales by advertisement for three consecutive weeks preceding the sale in a newspaper published in the county where the applicable site(s) is (are) located and posting one notice at the courthouse of each said county for such time, describing the time, place and terms of sale, and such other additional advertising, if any, as Local Trustee, in his sole discretion, shall deem advisable, to sell the applicable Facility and related Facility F,F&E at public outcry at the courthouse door in said county to the highest bidder for cash, in bar of all rights and equities of redemption, homestead, spouse's elective share and all other rights or exemptions of every kind, including, without limitation, the statutory right of redemption, all of which are hereby expressly waived. Local Trustee may sell any Facility and its related Facility F,F&E as a whole or in such parcels or parts as he in his judgment may deem advisable. Lessor may bid at any sale and may purchase any Facility and its related Facility F,F&E, or any part thereof, if it is the highest bidder therefor. Lessor shall be entitled to apply all or any part of the indebtedness secured hereby as a credit to the purchase price. Upon such sale, Local Trustee, or his successors-in-trust, is authorized to execute and deliver a deed or deeds to the applicable Facility and related Facility F,F&E to the purchaser and place the purchaser in quiet and peaceful possession thereof. Each Lessee agrees that in the event Local Trustee has not entered and taken possession of any applicable Facility and related Facility F,F&E prior to the sale thereof, that the purchaser shall be entitled to immediate possession thereof upon the delivery to him by Local Trustee of the deed for such Facility and related Facility F,F&E. In the event of the sale of any Facility and its related Facility F,F&E under and by virtue of this provision, any Lessee thereof and all Persons holding under it, shall be and become tenants at will of the purchaser of the same, from and after the execution and delivery of a deed to such purchaser.

         Either prior to or at the time of the sale if Local Trustee shall deem it proper for any reason to postpone or continue said sale, he may do so from time to time, in which event notice of the date to which the sale is continued may be published before such sale is held or the sale may be adjourned from time to time by Local Trustee or his agent or successor and reset at a later date without additional publication; provided that an announcement to that effect is made at the scheduled place of sale at the time and on the date the sale was originally set. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until all Facilities and related Facility F,F&E are sold or until the entire indebtedness secured hereby is paid in full. Local Trustee may require the successful bidder at any sale to deposit immediately with Local Trustee cash or a certified check in the amount not to exceed five percent (5) of his bid, provided notice of such requirement is contained in the advertisement of the sale. Out of the proceeds of such sale, Local Trustee shall first pay all expenses in connection with the execution of this Trust, including reasonable attorneys' fees and auctioneers' fees and the remainder of the proceeds shall be paid to and applied as to provided in the Loan Agreement.

                                                                    Master Lease



         If Lessor, in its sole and absolute discretion, shall desire for any reason whatsoever to have a substitute trustee appointed, then Lessor is hereby authorized and empowered to appoint, at any time and from time to time, by an instrument duly executed and acknowledged and filed for recordation wherever this instrument is recorded, a substitute trustee, in the place and stead of the Local Trustee initially named herein or subsequently appointed by Lessor, which substitute trustee shall have the rights, powers and authority and be charged with all the duties and responsibilities that are conferred or charged upon Local Trustee initially named herein.

         The necessity of Local Trustee or any successor trustee making oath, filing inventory or giving bond for the security of this trust, as may be required by the laws of Mississippi, is hereby expressly waived.

         SECTION XV.2. Retention of Title or Proceeds in the Case of Default. If Lessee would be entitled to any amount (including any Casualty Recoveries or Non-Casualty Recoveries) or title to any Facility or Facility F,F&E hereunder but for the existence of any Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default, Lessor shall hold such amount or portion of such Facility or Facility F,F&E as part of the Lessee Collateral and shall be entitled to apply such amounts against any amounts due hereunder or under the other Operative Documents; provided that Lessor shall distribute such amount or transfer such Facility or Facility F,F&E in accordance with the other terms of this Master Lease if and when no Event of Default or event which with the giving of notice and/or passage of time could become an Event of Default exists.

                                 ARTICLE XVI

                                 MISCELLANEOUS

         SECTION XVI.1. Applicable Law. THIS MASTER LEASE HAS BEEN DELIVERED IN NEW YORK AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST AND LIENS CREATED HEREUNDER OR REMEDIES PROVIDED WITH RESPECT TO THE FACILITY SITES AND THE OTHER LEASED PROPERTY, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED AND TO THE EXTENT THAT THE



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

                                                                    Master Lease



EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH GAMING LAWS.

         SECTION XVI.2. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement.

         SECTION XVI.3. Counterparts. This Master Lease has been executed in several counterparts. One counterpart has been prominently marked "Lessor's Copy" and the other counterparts have been prominently marked "Lessees' Copy" or "Copy." Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of any Lessee or shall be deemed to be an original or to be chattel paper for purposes of the UCC, and such copy shall be held by Lessor.

         SECTION XVI.4. Severability. Whenever possible, each provision of this Master Lease shall be interpreted in such manner as to be effective and valid under Applicable Law; but if any provision of this Master Lease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Master Lease.

         SECTION XVI.5. Additional Lessees. The Initial Lessees hereunder shall be those Lessees as are signatories hereto. From time to time following the initial execution of this Agreement, additional wholly-owned Subsidiaries of Parent approved by the Required Lenders who execute a Certificate of Acceptance with respect to a Lease Supplement, accompanied by such documentation as Lessor may require in connection therewith, shall thereby become additional Lessees hereunder and parties hereto. Upon acceptance of such Certificate of Acceptance by Lessor, notice of which acceptance is hereby waived by Lessees, each such additional Lessee shall be as fully a party hereto as if an original signatory hereof. Each Lessee expressly agrees that its obligations, its Facility Leases and the liens upon its property granted herein shall not be affected or diminished by the addition or release of additional Lessee hereunder. This Agreement shall be fully effective as to any Lessee who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Lessee hereunder.

         SECTION XVI.6. Successors and Assigns. This Master Lease shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                                                    Master Lease



         SECTION XVI.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Master Lease is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns; provided that Lessor and each Lessee agrees that the Lenders shall benefit from all of the provisions of this Master Lease applicable to them.

         SECTION XVI.8. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Master Lease is executed and delivered by Bank, not individually or personally but solely as Trustee of the Trust, as Lessor, in the exercise of the power and authority conferred and vested in it under the Trust Agreement; (b) each of the representations, undertakings and agreements herein made on the part of Lessor is made and intended not as personal representations, undertakings and agreements by Bank but is made and intended for the purpose of binding only Trustee in its trust capacity and as Lessor; (c) nothing herein contained shall be construed as creating any liability on Bank, individually or personally to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any other Person claiming by, through or under this Master Lease; and (d) under no circumstances shall Bank be personally liable for the payment of any indebtedness or expenses of Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Lessor under this Master Lease or any of the other Operative Documents; provided that Bank shall be liable in its individual capacity for its own willful misconduct or gross negligence (or negligence in the handling of funds) or for any Taxes based in or measured by any fees, commission or compensation received by it for acting as Trustee.

         SECTION XVI.9. Captions; Table of Contents. Section captions and the table of contents used in this Master Lease (including the Schedules, Exhibits and Annexes hereto) are for convenience of reference only and shall not affect the construction of this Master Lease.

         SECTION XVI.10. Schedules and Exhibits. The Schedules and Exhibits hereto, along with all attachments referenced in any of such items, are incorporated herein by reference and made a part hereof.

         SECTION XVI.11. No Merger. If the fee simple interest in any of the Leased Property and the leasehold interest therein shall be held by the same party, the interest in such Leased Property granted to Trustee pursuant to a Ground Lease and the interest of each Lessee in this Master Lease shall not terminate or be merged and such Ground Lease and this Master Lease shall remain in full force and effect.

         SECTION XVI.12. Joint and Several. Each of the Lessees shall be obligated for all of the obligations hereunder on a joint and several basis, notwithstanding which of the Lessees may have directly received the proceeds of any particular Advance. Each of the Lessees

                                                                    Master Lease



acknowledges and agrees that, for purposes of the Operative Documents, Parent, Lessees and the other Obligor Subsidiaries constitute a single integrated financial enterprise and that each receives a benefit from the availability of credit under the Operative Documents to all Lessees. Each of the Lessees waives all suretyship defenses arising under Applicable Laws in connection with its joint and several obligations under this Agreement. Without limiting the generality of the foregoing waiver, each of the Lessees agrees that the consents, waivers and agreements regarding suretyship matters set forth in Sections 2, 3 and 5 of the Guaranty are incorporated herein, mutatis mutandis, and shall be fully applicable to such Lessee in connection with its joint and several obligations hereunder.


                          [Signature pages to follow]

                                                                    Master Lease



               IN WITNESS WHEREOF, the parties hereto have executed this Master Lease as of the day and year first above written.



                                        HANCOCK BANK,
                                        not in its individual capacity, except
                                        as expressly stated herein, but solely
                                        as Trustee, as Lessor

                                        By:
                                           -----------------------------------
                                        Name Printed:  Arnold Wethey
                                        Title: Vice President & Trust Officer

                                        Address:  P.O. Box 4019
                                                  Gulfport, MS  39502

                                        Telephone No.: (601) 868-4579
                                        Telecopier No.: (601) 868-4098

                                                                    Master Lease



                                        BL RESORTS I, LLC,
                                        as Initial Lessee



                                        By
                                          ------------------------------------
                                        Name Printed: Timothy J. Cope
                                        Title:  Chief Financial Officer

                                        Address:  130 Cheshire Lane
                                                  Minnetonka, MN  55305

                                        Telephone No.: (612) 449-7030
                                        Telecopier No.:(612) 449-7064


                                        GCG RESORTS I, LLC,
                                        as Initial Lessee



                                        By
                                          ------------------------------------
                                        Name Printed:  Timothy J. Cope
                                        Title:  Chief Financial Officer

                                        Address:  130 Cheshire Lane
                                                  Minnetonka, MN  55305

                                        Telephone No.: (612) 449-7030
                                        Telecopier No.:(612) 449-7064

                                                                    Master Lease




CORPORATE ACKNOWLEDGMENT
(LESSOR-TRUSTEE)


STATE OF ________________)
                         ) ss:
COUNTY OF _______________)

        Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ________, 1997, within my jurisdiction, the within named ________________________________, duly identified before me, who acknowledged that __he is __________________________________ of Hancock Bank, a state banking corporation, and that for and on behalf of said bank, and as its act and deed in the representative capacity herein stated, __he executed the above and foregoing instrument, after first having been duly authorized by said bank so to do.


                                        ______________________________
                                        NOTARY PUBLIC



My Commission Expires:


_________________________
(Affix official seal)

                                                                    Master Lease



CORPORATE ACKNOWLEDGMENT
(INITIAL LESSEE)


STATE OF ________________)
                         ) ss:
COUNTY OF _______________)

        Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _______, 1997, within my jurisdiction, the within named Timothy J. Cope, duly identified before me, who acknowledged that he is the Chief Financial Officer of BL RESORTS I, LLC, a Minnesota limited liability company, and that for and on behalf of said company, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said company so to do.


                                        ______________________________
                                        NOTARY PUBLIC



My Commission Expires:


_________________________
(Affix official seal)

                                                                    Master Lease



CORPORATE ACKNOWLEDGMENT
(INITIAL LESSEE)


STATE OF ________________)
                         ) ss:
COUNTY OF _______________)

         Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of _______, 1997, within my jurisdiction, the within named Timothy J. Cope, duly identified before me, who acknowledged that he is the Chief Financial Officer of GCG RESORTS I, INC., a Minnesota limited liability company, and that for and on behalf of said company, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said company so to do.


                                        ______________________________
                                        NOTARY PUBLIC



My Commission Expires:


_________________________
(Affix official seal)